UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 1, 2021

ROGERS CORPORATION
(Exact name of registrant as specified in its charter)

Massachusetts	1-4347	06-0513860
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2225 W. Chandler Blvd., Chandler, Arizona 85224
(Address of principal executive offices) (Zip Code)

(480) 917-6000
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities registered pursuant to Section 12(b) of the Act:

Title of each class		Trading Symbol(s)	Name of each exchange on which registered
Common Stock,	par value $1.00 per share	ROG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.
Agreement and Plan of Merger
On November 1, 2021, Rogers Corporation, a Massachusetts corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with DuPont de Nemours, Inc., a Delaware corporation (“DuPont” or “Parent”), and Cardinalis Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (the “Merger Sub”). The Merger Agreement provides, subject to its terms and conditions, for the acquisition of the Company by Parent at a price of $277.00 per share of the Company’s capital stock, par value $1.00 (each, a “Share”), in cash, without interest (the “Merger Consideration”), through the merger of the Merger Sub with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly owned subsidiary of Parent. The Company’s Board of Directors (the “Board”) has unanimously approved the Merger and the Merger Agreement and recommended approval of the Merger Agreement by the shareholders of the Company. Company shareholders will be asked to vote on the approval of the Merger Agreement at a special shareholder meeting that will be held on a date to be announced (the “Company Shareholders Meeting”). The Merger Agreement is subject to approval by holders of 66 2/3% of the outstanding shares of the Company’s capital stock entitled to vote on such matter at the Company Shareholders Meeting (the “Requisite Company Vote”).
Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”):
• each Share that is issued and outstanding immediately prior to the Effective Time (other than Shares owned by the Company, Parent or any of their respective subsidiaries and Shares held by any holder who is entitled to appraisal rights and has properly exercised such rights under Massachusetts law) will be automatically converted into the right to receive the Merger Consideration;
• each Company deferred stock unit or time vesting restricted stock unit (“Company RSU”), excluding Post-Signing Company RSUs as defined below, that is outstanding as of immediately prior to the Effective Time will become fully vested and will automatically be canceled and converted into the right to receive an amount in cash equal to the product of the Merger Consideration and the number of Shares subject to such Company RSU immediately prior to the Effective Time;
• each RSU that is granted on or after the date of the Merger Agreement, excluding any such Company RSU granted to a non-employee director (“Post-Signing Company RSU”), that is outstanding as of immediately prior to the Effective Time, will be assumed by Parent and converted automatically into a restricted stock unit in respect of shares of Parent common stock with the same terms and conditions as are in effect with respect to such Post-Signing Company RSU immediately prior to the Effective Time (“Parent RSU”), except that such Parent RSU will relate to a number of shares of Parent common stock that is determined based on the ratio of the Merger Consideration to the average closing price per share of Parent’s common stock for the period of 10 consecutive trading days preceding the last trading day prior to the closing date of the Merger; and
• each Company restricted stock unit subject to performance-based vesting criteria (“Company PSU”) that is outstanding as of immediately prior to the Effective Time will become fully vested and will automatically be canceled and be converted into the right to receive an amount in cash equal to the product of the Merger Consideration and the number of Shares subject to such Company PSU immediately prior to the Effective Time based on 120% of the target level of performance achievement.
The Merger Agreement contains customary representations and warranties from both the Company, Parent and the Merger Sub. It also contains customary covenants, including covenants providing for each of the Company and Parent to use its reasonable best efforts to cause the Merger to be consummated, and covenants requiring the Company, among other things, (i) to conduct its business in the ordinary course during the interim period between the execution of the Merger Agreement and the Effective Time, (ii) not to engage in specified types of transactions during such period, (iii) to convene and hold a meeting of its shareholders for the purpose of obtaining approval of the Merger Agreement and (iv) not to solicit proposals or engage in discussions relating to alternative acquisition proposals or change the recommendation of the Board to the Company’s shareholders regarding the Merger Agreement, in each case except as otherwise permitted by the Merger Agreement.
Completion of the Merger is subject to customary closing conditions, including (i) receipt of the Requisite Company Vote, (ii) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (iii) the receipt of approvals, and the expiration of waiting periods, required under the applicable antitrust laws and foreign investment laws of certain foreign jurisdictions, (iv) the absence of legal restraints prohibiting the Merger and the absence of litigation by certain governmental entities seeking to impose a legal restraint that would prohibit the Merger, (v) the absence of a governmental order in certain jurisdiction that would require Parent to take actions constituting a Burdensome Effect (as defined in the Merger Agreement), (vi) the accuracy of the representations and warranties of each party, as applicable, in the Merger Agreement (subject to certain materiality exceptions), (vii) material compliance by each party, as applicable, with its covenants under the Merger Agreement and (viii) the absence of a Material Adverse Effect (as defined in the Merger Agreement)

with respect to the Company since the date of the Merger Agreement. Parent’s obligations under the Merger Agreement are not subject to any financing condition.
The Merger Agreement may be terminated in certain circumstances, including by either party if, subject to certain limitations, the Merger is not consummated by May 1, 2022, subject to extension in certain circumstances to August 1, 2022 or November 1, 2022, if the regulatory approvals required as a condition to closing of the Merger have not been obtained by May 1, 2022 or August 1, 2022, respectively.
In addition, the Company can terminate the Merger Agreement under specified circumstances in order to enter into a definitive agreement with respect to a Superior Proposal (as defined in the Merger Agreement) and Parent may terminate the Merger Agreement in connection with a Change of Recommendation (as defined in the Merger Agreement) by the Board, in each case, subject to specified limitations.
If the Merger Agreement is terminated under specified circumstances (including termination by the Company to accept a Superior Proposal or by Parent in connection with a Change of Recommendation), the Company will be required to pay Parent a termination fee of $135,000,000. The Merger Agreement also provides that Parent will be required to pay the Company a reverse termination fee of $162,500,000 under specified circumstances if the Merger Agreement is terminated in connection with a failure to obtain required regulatory approvals or imposition of a Burdensome Effect.
Parent has the right to elect, at any time prior to the Company Shareholders Meeting, to complete the Merger as a tender offer for all of the Company’s capital stock, at an offer price equal to the Merger Consideration and with a minimum tender condition equivalent to the Requisite Company Vote, followed by a second-step merger in accordance with the terms of the Merger Agreement. If Parent exercises such election, Parent and the Company have agreed to use reasonable best efforts to amend the Merger Agreement to provide for such structure.
The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.
The Merger Agreement has been included to provide investors and shareholders with information regarding its terms. It is not intended to provide any other factual information about the Company, Parent, the Merger Sub or their respective subsidiaries and affiliates. The Merger Agreement contains representations and warranties by the Company, on the one hand, and Parent and the Merger Sub, on the other hand, made solely for the benefit of the other. The assertions embodied in those representations and warranties are subject to qualifications and limitations agreed to by the respective parties in negotiating the terms of the Merger Agreement, including information in confidential disclosure schedules delivered in connection with the signing of the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were made as of a specified date, may be subject to a contractual standard of materiality different from what might be viewed as material to investors, or may have been used for the purpose of allocating risk between the Company, on the one hand, and Parent and the Merger Sub, on the other hand, rather than establishing matters as facts. Accordingly, the representations and warranties in the Merger Agreement should not be relied on by any persons as characterizations of the actual state of facts about the Company, Parent, the Merger Sub or their respective subsidiaries or affiliates at the time they were made or otherwise. In addition, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.
Item 8.01 Other Events.
On November 2, 2021, the Company issued a press release announcing its entry into the Merger Agreement. A copy of that press release is filed as Exhibit 99.1 hereto and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
2.1*	Agreement and Plan of Merger, dated as of November 1, 2021, among Rogers Corporation, DuPont de Nemours, Inc., and Cardinalis Merger Sub, Inc.
99.1	Press release issued by Rogers Corporation on November 2, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*The schedules and exhibits to the Merger Agreement have been omitted pursuant to the instructions to Form 8-K and Item 601(a)(5) of Regulation S-K, and such schedules and exhibits will be furnished to the SEC upon request.

Additional Information and Where to Find It
This communication does not constitute a solicitation of any proxy, vote or approval. Rogers intends to file with the Securities and Exchange Commission (“SEC”) and mail to its shareholders a definitive proxy statement in connection with the proposed transaction with DuPont. ROGERS’ SHAREHOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ROGERS AND THE PROPOSED MERGER. Investors and shareholders may obtain a free copy of the proxy statement and other documents filed with the SEC (when they became available) from the SEC’s website at www.sec.gov or by accessing the Rogers’ website at https://rogerscorp.com/investors.
Certain Information Concerning Participants
Rogers and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Rogers’ shareholders with respect to the proposed merger. Information about Rogers’ directors and executive officers is set forth in Rogers’ definitive proxy statement for its 2021 Annual Meeting of Shareholders, which was filed with the SEC on March 26, 2021, and its Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on February 19, 2021. These documents may be obtained as indicated above. Investors and shareholders may obtain more detailed information regarding the direct and indirect interests of Rogers and its respective directors and executive officers in the proposed transaction by reading the definitive proxy statement that Rogers intends to file with the SEC when it becomes available.
Safe Harbor Statement
Statements included in this report that are not a description of historical facts are forward-looking statements. Words or phrases such as “believe,” “may,” “could,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “seek,” “plan,” “expect,” “should,” “would” or similar expressions are intended to identify forward-looking statements, and are based on Rogers’ current beliefs and expectations. This report contains forward-looking statements, which concern the planned acquisition of Rogers by DuPont (the “DuPont Merger”), our plans, objectives, outlook, goals, strategies, future events, future net sales or performance, capital expenditures, future restructuring, plans or intentions relating to expansions, business trends and other information that is not historical information. All forward-looking statements are based upon information available to us on the date of this report and are subject to risks, uncertainties and other factors, many of which are outside of our control, which could cause actual results to differ materially from those indicated by the forward-looking statements. Rogers’ actual future results may differ materially from Rogers’ current expectations due to the risks and uncertainties inherent in its business and risks relating to the DuPont Merger. These risks include, but are not limited to: uncertainties as to the timing and structure of the DuPont Merger; the possibility that various closing conditions for the transaction may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the DuPont Merger; the risk that management’s time and attention is diverted on transaction related issues; the risk that Rogers is unable to retain key personnel; the risk that the business of Rogers may suffer as a result of potential adverse changes to relationships with employees, customers, vendors and other business partners; the risk that shareholder litigation in connection with the DuPont Merger may result in significant costs of defense, indemnification and liability. Other risks and uncertainties that could cause such results to differ include: the duration and impacts of the novel coronavirus global pandemic and efforts to contain its transmission and distribute vaccines, including the effect of these factors on our business, suppliers, customers, end users and economic conditions generally; failure to capitalize on, volatility within, or other adverse changes with respect to the Company's growth drivers, including advanced mobility and advanced connectivity, such as delays in adoption or implementation of new technologies; uncertain business, economic and political conditions in the United States (U.S.) and abroad, particularly in China, South Korea, Germany, Hungary and Belgium, where we maintain significant manufacturing, sales or administrative operations; the trade policy dynamics between the U.S. and China reflected in trade agreement negotiations and the imposition of tariffs and other trade restrictions, including trade restrictions on Huawei Technologies Co., Ltd. (Huawei); fluctuations in foreign currency exchange rates; our ability to develop innovative products and the extent to which our products are incorporated into end-user products and systems and the extent to which end-user products and systems incorporating our products achieve commercial success; the ability and willingness of our sole or limited source suppliers to deliver certain key raw materials, including commodities, to us in a timely and cost-effective manner; intense global competition affecting both our existing products and products currently under development; business interruptions due to catastrophes or other similar events, such as natural disasters, war, terrorism or public health crises; failure to realize, or delays in the realization of anticipated benefits of acquisitions and divestitures due to, among other things, the existence of unknown liabilities or difficulty integrating acquired businesses; our ability to attract and retain management and skilled technical personnel; our ability to protect our proprietary technology from infringement by third parties and/or allegations that our technology infringes third party rights; changes in effective tax rates or tax laws and regulations in the jurisdictions in which we operate; failure to comply with financial and restrictive covenants in our credit agreement or restrictions on our operational and financial flexibility due to such covenants; the outcome of ongoing and future litigation, including our asbestos-related product liability litigation; changes in environmental laws and regulations applicable to our business; and disruptions in, or breaches of, our information technology systems. Should any risks and uncertainties develop into actual events, these developments could have a material adverse effect on the Company or the DuPont Merger. For additional information about the risks, uncertainties and other factors that may affect our business, please see our most recent annual report on Form 10-K and any subsequent reports filed with the Securities and Exchange Commission, including quarterly reports on Form 10-Q. Rogers Corporation assumes no responsibility to update any forward-looking statements contained herein except as required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROGERS CORPORATION
(Registrant)

Date: November 2, 2021	By:	/s/ Jay B. Knoll
Jay B. Knoll
Senior Vice President, Corporate Development, General Counsel and Corporate Secretary